                                                                    EXHIBIT 23.7

                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in this Registration Statement on Form S-1 of our report dated July 14, 1999 relating to the financial statements of U-Net
Ltd., which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

/s/ PricewaterhouseCoopers

PricewaterhouseCoopers
Manchester, United Kingdom
January 14, 2000